Exhibit 99.1

New River Announces Resignation of Roger Griggs

RADFORD, Va., January 19, 2005—New River Pharmaceuticals Inc. (NASDAQ: NRPH) announced today that Roger D. Griggs resigned from its board of directors on January 17th, 2005.

Mr. Griggs founded Richwood Pharmaceuticals Inc., the company that brought Adderall® to market before being acquired by Shire Pharmaceuticals Group plc in 1997 to form Shire Richwood Inc. He currently serves as chairman of the boards of directors of Xanodyne Pharmaceuticals, Inc. and PediaMed Pharmaceuticals, Inc.

New River Pharmaceuticals Inc. is a specialty pharmaceutical company focused on developing novel pharmaceuticals that are safer and improved versions of widely-prescribed drugs, including amphetamines and opioids.

For further information on New River, please visit the company's website at www.nrpharma.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains certain forward-looking information that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)," "feel(s)," "believe(s)," "will," "may," "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of New River Pharmaceuticals, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in the final prospectus filed on August 5, 2004, under Rule 424(b) of the Securities Act of 1933, as amended; the ability to successfully complete the proposed collaboration with Shire within a reasonable timeframe or at all or that we will be able to obtain acceptable terms and conditions for such collaboration; the progress of our product development programs; the status of our preclinical and clinical development of potential drugs, clinical trials and the regulatory approval process; our estimates for future revenues and profitability; our estimates regarding our capital requirements and our needs for additional financing; the likely scheduling of product candidates; our ability to attract partners with acceptable development, regulatory and commercialization expertise; the likelihood of regulatory approval under Section 505(b)(2) under the Federal Food, Drug, and Cosmetic Act; the expected benefits of our Carrierwave technology such as abuse resistance and decreased toxicity; and the progress of our product development programs; the status of our preclinical and clinical development of potential drugs, clinical trials and the regulatory approval process; our estimates for future revenues and profitability; our estimates regarding our capital requirements and our needs for additional financing; the likely scheduling of product candidates; our ability to attract partners with acceptable development, regulatory and commercialization expertise; the likelihood of regulatory approval under Section 505(b)(2) under the Federal Food, Drug and Cosmetic Act; the expected benefits of our Carrierwave technology such as abuse resistance and decreased toxicity; and our ability to obtain favorable patent claims. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. New River Pharmaceuticals does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in New River Pharmaceuticals' final prospectus filed with the SEC on August 5, 2004, under Rule 424(b) of the Securities Act of 1933, as amended, as well as other public filings with the SEC.

Contacts:

The Ruth Group
John Quirk (investors)
646-536-7029
jquirk@theruthgroup.com

Zack Kubow (media)
646-536-7020
zkubow@theruthgroup.com

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